Exhibit 4.13

[FACE OF CERTIFICATE]

COMMON STOCK

[LOGO]

COMMON STOCK

PAR VALUE $.01

BWAY HOLDING COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 12429T 10 4

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

BWAY HOLDING COMPANY

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

[SIGNATURE]

VICE PRESIDENT, TREASURER AND SECRETARY

[SEAL]

[SIGNATURE]

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

LASALLE BANK, N.A.

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

BWAY HOLDING COMPANY

The corporation will furnish without charge upon written request to the corporation’s headquarters in Atlanta, Georgia to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of

survivorship and not as tenants

in common

UNIF GIFT MIN ACT —	Custodian
(Cust)	(Minor)

under Uniform Gifts to Minors Act
(State)

UNIF TRF MIN ACT —	Custodian (until age )
(Cust)	(Minor)

under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	20

Signature:

Signature:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE

FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.